UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report:  July 2, 2003



                                APA OPTICS, INC.
             (Exact name of registrant as specified in its charter)



         MINNESOTA                    0-16106                  41-1347235
(State of other jurisdiction   (Commission File No.)         (IRS Employer
      of incorporation)                                  Identification Number)


                      2950 NE 84TH LANE, BLAINE, MN      55449
             (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code:  (763) 784-4995

    (Former name, former address and former fiscal year, if changed since last report):  N/A


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ITEM 2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     On July 2, 2003, we completed the acquisition of certain assets of Americable, Inc. ("Americable"). Pursuant to the terms of the Asset Purchase Agreement dated June 26, 2003, APA Acquisition, Inc., our wholly-owned subsidiary acquired certain assets and assumed certain related liabilities of Americable. The total purchase price consisted of $2,050,000 in cash paid at closing. The funds for the cash payment came from our cash on hand.
The acquired assets consist of accounts receivable, equipment, inventory, contracts, and goodwill used in the production of standard and custom copper and fiber optic cable assemblies for service providers and original equipment manufacturers. We intend to use these assets in the same type of business. We have arrangements for use of certain Americable facilities and personnel on a temporary basis for a transition period which we estimate will last three months. In addition, we offered employment to 49 employees who were terminated by Americable. The overall workforce was reduced approximately 34% from the aggregate before the acquisition.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

     We have included as exhibits to this report on Form 8-K the principal acquisition documents.

     The most recent audited historical financial statements of Americable and pro forma financial statements which show the effect of the acquisition on our financial condition and results of operations as if the acquisition had occurred at the beginning of our most recent completed fiscal year will be filed by amendment to this report on Form 8-K not later than 60 days from the date of this report.


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ITEM 7.  EXHIBITS

Exhibit  No.     Description
------------     -----------
2.1              Asset  Purchase  Agreement  among  APA  Optics,  Inc.,  APA
                 Acquisition,  Inc.,  and  Americable.  Inc.  (1)

(1) All exhibits and schedules have been omitted. Such exhibits and schedules, which are listed below, will be supplied supplementally to the Securities and Exchange Commission upon its request.

     Schedule  2.3         Purchase  Price  Adjustment
     Schedule  2.5         Liabilities
     Exhibit  2.3          Form  of  Escrow  Agreement
     Exhibit  2.5          Assumption  Agreement
     Exhibit  2.7          Bill  of  Sale

     Disclosure  Letter  (by  Section  Reference)

          3.2     Authority;  No  Conflict
          3.3     Financial  Statements
          3.4     Title  to  Properties;  Encumbrances
          3.5     Condition  and  Sufficiency  of  Assets
          3.6     Clear  Title
          3.8     Accounts  Receivable
          3.10    Liabilities  of  Americable
          3.11    Taxes
          3.12    Material  Adverse  Change
          3.13    Employee  Benefits
          3.16    Contracts;  No  Defaults
          3.19    Employees
          3.20    Intellectual  Property
          3.22    Brokers  or  Finders
          3.23    Negotiation  of  Purchase  Price
          3.24    Indebtedness


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July  2,  2003          APA  OPTICS,  INC.


                                      By:  /s/  Anil  K.  Jain
                                           -------------------
                                           Anil K. Jain, Chief Executive Officer
                                           Authorized  Signatory


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